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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                        ---------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 27, 1999

                                 CBS CORPORATION
                               -------------------
                          (Exact name of registrant as
                            specified in its charter)


      Pennsylvania                             25-0877540
---------------------------              ----------------------
(State or other jurisdiction-                (IRS Employer
   of incorporation)                     Identification Number)



                     51 West 52nd Street, New York, NY    10019
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 975-4321
                                ----------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events
         ------------

         On May 27, 1999, Infinity Broadcasting Corporation ("Infinity"), a majority-owned subsidiary of the Registrant, issued a press release announcing that Infinity, Burma Acquisition Corp., a wholly-owned subsidiary of Infinity ("Merger Sub"), and Outdoor Systems, Inc. ("OSI") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into OSI, with OSI being the surviving corporation of such merger (the "Merger"). Upon consummation of the Merger, the separate corporate existence of the Merger Sub will cease, and existing stockholders of OSI will become stockholders of Infinity in accordance with the terms of the Merger Agreement.

         The consideration for the Merger will consist of newly issued shares of Infinity's Class A Common Stock (the "Infinity Class A Common Stock"), having an aggregate value of approximately $6.5 billion, based upon the closing sales price of $26 for Infinity's Class A Common Stock as reported on the New York Stock Exchange on May 26, 1999, plus the assumption of approximately $1.8 billion of debt. At the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share of OSI (the "OSI Common Stock"), will be converted into the right to receive consideration of 1.25 shares of Infinity Class A Common Stock.

         CBS Broadcasting Inc., a wholly-owned subsidiary of the Registrant, has agreed to vote its interest in Infinity, which represents 95.8% of the combined voting power of Infinity common stock, in favor of the transaction. Arte Moreno, President and Chief Executive Officer of OSI, and William Levine, Chairman of OSI, have agreed to vote their shares, representing approximately 26% of the OSI Common Stock outstanding, in support of the Merger.

         The consummation of the Merger is subject to certain conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the approval of OSI and Infinity shareholders.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)      Exhibits

Exhibit No.

99.1 Press Release issued by Infinity on May 27, 1999 is Exhibit 99.1 to this Report;

99.2 Agreement and Plan of Merger among Infinity, Merger Sub and OSI, dated as of May 27, 1999, is incorporated herein by reference to Exhibit 99.1 to the Report on Form 8-K of Outdoor Systems, Inc., as filed with the Securities and Exchange Commission on June 3, 1999;

99.3 Stockholders Agreement, dated as of May 27, 1999, among Infinity, William S. Levine, Arturo R. Moreno, Carole D. Moreno, Levine Investments Limited Partnership and BRN Properties Limited Partnership, is incorporated herein by reference to Exhibit 99.2 to the Current Report on Form 8-K of Outdoor Systems, Inc., as filed with the Securities and Exchange Commission on June 3, 1999;

99.4 Voting Agreement, dated as of May 27, 1999, between CBS Broadcasting Inc. and OSI, is incorporated herein by reference to Exhibit 99.3 to the Current Report on Form 8-K of Outdoor Systems, Inc., as filed with the Securities and Exchange Commission on June 3, 1999.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CBS CORPORATION
                                             (Registrant)




                                             By: /s/ Angeline C. Straka
                                                -----------------------
                                                Angeline C. Straka
                                                Vice President, Secretary and
                                                Deputy General Counsel



Date: June 4, 1999





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                                  EXHIBIT INDEX



         Exhibit No.                Description
         -----------                -----------

            99.1                    Press Release